Property and Equipment	12 Months Ended
Dec. 31, 2024
Property and Equipment
Property and Equipment
(5)	Property and Equipment

Property and equipment consist of the following:

	December 31,
	2024	2023
Machinery and equipment	$61	$61
Furniture and equipment	5	5
Computer hardware and software	78	78
Tooling and molds	6	6
	150	150
Less accumulated depreciation and amortization	(112)	(90)
Property and equipment, net	$38	$60

Depreciation expense for the years ended December 31, 2024 and 2023, was approximately $22 thousand and $121 thousand, respectively.

During the year ended December 31, 2024, the Company recognized an impairment charge of $36 thousand related to its ROU asset, as the present value of the expected cash flows from the sublease of its facility in Irvine was lower than the carrying value. During the year ended December 31, 2023, the Company impaired approximately $0.8 million, consisting of fixed assets and intangible assets due to the overall decline in value of the Company.